Exhibit 99.1

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                               Ford Motor Company
                          SELECTED CONSOLIDATED DETAIL
                          ----------------------------
                             2002 Compared with 2001


                                                                     Second Quarter                     First Half
                                                                ----------------------------      -----------------------------
                                                                   2002            2001             2002             2001
                                                                ------------    ------------      ------------    -------------
                                                                       (unaudited)                      (unaudited)
Worldwide vehicle unit sales of
 cars and trucks (in thousands)
- North America                                                    1,183           1,143            2,275            2,245
- Outside North America                                              671             713            1,256            1,416
                                                                   -----           -----            -----            -----
    Total                                                          1,854           1,856            3,531            3,661
                                                                   =====           =====            =====            =====

Sales and revenues (Mils.)
- Automotive                                                    $ 35,238        $ 34,552          $ 67,559        $ 69,202
- Financial Services                                               7,094           7,762            14,630          15,558
                                                                --------        --------          --------        --------
    Total                                                       $ 42,332        $ 42,314          $ 82,189        $ 84,760
                                                                ========        ========          ========        ========

Net income (Mils.)
- Automotive                                                    $    178        $(1,194)          $   (130)       $   (505)
- Financial Services                                                 392            442                608             812
                                                                --------        -------           --------        --------
   Income before cumulative effect of
    change in accounting principle                                   570           (752)               478             307
- Cumulative effect of change in
   accounting principle                                                -              -             (1,002)              -
                                                                --------        -------           --------        --------
    Total net income                                            $    570        $  (752)          $   (524)       $    307
                                                                ========        =======           ========        ========

Adjusted net income before cumulative
 effect of change in accounting principle
 (Mils.) a/                                                     $    610        $   (551)         $    502        $    580

Unusual items (Mils.)
- SFAS 133                                                      $      1        $    (87)         $     17        $   (159)
- End-of-life vehicle legislation                                    (41)              -               (41)              -
- Mazda restructuring actions                                          -            (114)                -            (114)

Capital expenditures (Mils.)
- Automotive                                                    $  1,402        $  1,229          $  2,938        $  2,586
- Financial Services                                                 119              99               300             230
                                                                --------        --------          --------        --------
    Total                                                       $  1,521        $  1,328          $  3,238        $  2,816
                                                                ========        ========          ========        ========

Automotive capital expenditures as a
 percentage of sales                                                 4.0%            3.6%              4.3%            3.7%

Automotive net cash at June 30 (Mils.)
- Cash and marketable securities                                $ 23,425        $ 16,205          $ 23,425        $ 16,205
- VEBA                                                             1,480           2,729             1,480           2,729
                                                                --------        --------          --------        --------
   Gross cash including VEBA                                      24,905          18,934            24,905          18,934
- Debt                                                            14,050          12,061            14,050          12,061
                                                                --------        --------          --------        --------
   Automotive net cash including VEBA                           $ 10,855        $  6,873          $ 10,855        $  6,873
                                                                ========        ========          ========        ========

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Income assuming dilution
- Automotive                                                    $   0.10        $  (0.66)         $  (0.08)       $  (0.28)
- Financial Services                                                0.19            0.24              0.34            0.44
                                                                --------        --------          --------        --------
   Subtotal                                                         0.29           (0.42)             0.26            0.16
- Cumulative effect of change in
   accounting principle                                                -               -             (0.55)              -
                                                                --------        --------          --------        --------
    Total                                                       $   0.29        $  (0.42)         $  (0.29)       $   0.16
                                                                ========        ========          ========        ========

Adjusted net income before cumulative effect
 of change in accounting principle a/                           $   0.31        $  (0.31)         $   0.27        $   0.31

Unusual items
- SFAS 133                                                      $      -        $  (0.05)         $   0.01        $  (0.09)
- End-of-life vehicle legislation                                  (0.02)              -             (0.02)              -
- Mazda restructuring actions                                          -           (0.06)                -           (0.06)

a/  Excludes unusual items disclosed by the Company

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Prior periods have been reclassed.